       As filed with the Securities and Exchange Commission on December 3, 1998.
                                               Registration No. 333-____________

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM S-8

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                             SUIZA FOODS CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                                          75-2559681
(STATE OR OTHER JURISDICTION OF                           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)


                       3811 TURTLE CREEK BLVD., SUITE 1300
                               DALLAS, TEXAS 75219
                                 (214) 528-0939

       (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                             -----------------------


                    SUIZA FOODS CORPORATION 1997 STOCK OPTION
                            AND RESTRICTED STOCK PLAN


                            (Full title of the Plan)

                             -----------------------

GREGG L. ENGLES                            COPY TO: LISA N. TYSON
CHAIRMAN OF THE BOARD AND                           SUIZA FOODS CORPORATION
  CHIEF EXECUTIVE OFFICER                           3811 TURTLE CREEK BLVD.
SUIZA FOODS CORPORATION                             SUITE 1300
3811 TURTLE CREEK BLVD., SUITE 1300                 DALLAS, TEXAS  75219
DALLAS, TEXAS  75219                                (214) 528-0939
(214) 528-0939
(Name, address, and telephone number,               WILLIAM A. MCCORMACK
including area code, of agent for service)          HUGHES & LUCE, L.L.P.
                                                    1717 MAIN STREET, SUITE 2800
                                                    DALLAS, TEXAS  75201

                             -----------------------

                         CALCULATION OF REGISTRATION FEE



--------------------------------------------------------------------------------------------------------------------
        TITLE OF                 AMOUNT            PROPOSED MAXIMUM      PROPOSED MAXIMUM           AMOUNT OF
       SECURITIES                 TO BE             OFFERING PRICE           AGGREGATE            REGISTRATION
    TO BE REGISTERED           REGISTERED(1)          PER SHARE(2)        OFFERING PRICE(2)           FEE(2)
--------------------------------------------------------------------------------------------------------------------
     Common Stock,              1,000,000              $46.0625             $46,062,500            $12,805.38
     $.01 par value

--------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended, this registration statement also covers an indeterminate additional amount of shares of Common Stock to be offered or sold pursuant to the antidilution provisions of the Suiza Foods Corporation 1997 Stock Option and Restricted Stock Plan.

(2) Estimated solely for the purpose of calculating the registration fee on the basis of the average of the high and low price paid per share of Common Stock, as reported on the New York Stock Exchange on December 2, 1998, in accordance with Rule 457(h) promulgated under the Securities Act of 1933, as amended.

                                EXPLANATORY NOTE

         Suiza Foods Corporation (the "Registrant") has amended its 1997 Stock Option and Restricted Stock Plan (the "Plan") to add 1,000,000 shares of its common stock, par value $.01 per share (the "Common Stock"), to the number of shares available for issuance upon the exercise of options granted or grants of Common Stock made pursuant to the Plan. This Registration Statement on Form S-8 is filed in order to register such additional 1,000,000 shares of Common Stock.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         The following documents heretofore filed with the Securities and Exchange Commission (the "Commission") by the Registrant and Continental Can Company, Inc., a subsidiary of the Registrant, are incorporated by reference in this Registration Statement:

         (a) Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, which contains the Registrant's audited financial statements for the Registrant's last completed fiscal year (the "1997 Form 10-K").

         (b) Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

         (c) Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998, as amended.

         (d) Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.

         (e) Registrant's Current Reports on Form 8-K filed January 15, 1998, February 18, 1998, February 25, 1998, March 9, 1998 (as amended on April 7,
1998), March 10, 1998, March 18, 1998, March 20, 1998, June 2, 1998 and
September 14, 1998.

         (f) Annual Report on Form 10-K of Continental Can Company, Inc. for the fiscal year ended December 31, 1997.

         (g) Quarterly Report on Form 10-Q of Continental Can Company, Inc. for the quarter ended March 31, 1998.

         (h) All other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the fiscal year covered by the 1997 Form 10-K.

         (i) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A, dated February 19, 1997 (File Number 001-12755), including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all of the shares of Common Stock offered have been sold or which deregisters all of such shares then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents (such documents, and the documents enumerated above, "Incorporated Documents").

         Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         No applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Registrant's Certificate of Incorporation provides that no director of the Registrant will be personally liable to the Registrant or any of its stockholders for monetary damages arising from the director's breach of fiduciary duty as a director, with certain limited exceptions.

         Pursuant to the provisions of Section 145 of the Delaware General Corporation Law, every Delaware corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving in such a capacity at the request of the corporation for another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses, judgments, fines and amounts paid in settlement and reasonably incurred in connection with such action, suit or proceeding. The power to indemnify applies only if such person acted in good faith and in a manner such person reasonably believed to be in the best interests, or not opposed to the best interests, of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

         The power to indemnify applies to actions brought by or in the right of the corporation as well, but only to the extent of defense and settlement expenses and not to any satisfaction of a judgment or settlement of the claim itself, and with the further limitation that in such actions no indemnification shall be made in the event of any adjudication of negligence or misconduct unless the court, in its discretion, believes that in light of all the circumstances indemnification should apply.

         The Registrant's Certificate of Incorporation contains provisions requiring it to indemnify its officers and directors to the fullest extent permitted by the Delaware General Corporation Law.

ITEM 7.    EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.    EXHIBITS

    5.1*     Opinion of Hughes & Luce, L.L.P.

    23.1*    Consent of Hughes & Luce, L.L.P. (contained in Exhibit 5.1)

    23.2*    Consent of Deloitte & Touche, LLP

    23.3*    Consent of Arthur Andersen LLP

    23.4*    Consent of KPMG Peat Marwick LLP

    24.1*    Power of Attorney (contained on signature page)

-------------------------
*        Filed herewith.

ITEM 9.    UNDERTAKINGS.

    (a)    The Registrant hereby undertakes:

           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                 (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

    PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

           (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) The Registrant hereby undertakes that for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (c) Insofar as indemnification by the Registrant for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification by the Registrant against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy a expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on this 3rd day of December, 1998.

                                           SUIZA FOODS CORPORATION


                                           By: /s/ Michelle P. Goolsby
                                              -----------------------------
                                              Michelle P. Goolsby
                                              Executive Vice President, General
                                              Counsel and Secretary

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Suiza Foods Corporation, hereby severally constitute and appoint Michelle P. Goolsby and Lisa N. Tyson, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith, any other Registration Statement related to the same offering, and any and all amendments (including post-effective amendments) to the Registration Statement, and generally to do all things in our name and behalf in the capacities indicated below to enable Suiza Foods Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements to the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:




          Signature                                    Title                                 Date
          ---------                                    -----                                 ----

/s/ GREGG L. ENGLES                          Chairman of the Board, Chief               December 3, 1998
----------------------------------           Executive Officer and Director
Gregg L. Engles                              (Principal Executive Officer)


/s/ CLETES O. BESHEARS
----------------------------------           Director                                   December 3, 1998
Cletes O. Beshears


/s/ HECTOR M. NEVARES
----------------------------------           Director                                   December 3, 1998
Hector M. Nevares


/s/ STEPHEN L. GREEN
----------------------------------           Director                                   December 3, 1998
Stephen L. Green


/s/ ROBERT L. KAMINSKI
----------------------------------           Director                                   December 3, 1998
Robert L. Kaminski


/s/ DAVID F. MILLER
----------------------------------           Director                                   December 3, 1998
David F. Miller


/s/ P. EUGENE PENDER
----------------------------------           Director                                   December 3, 1998
P. Eugene Pender


/s/ JOSEPH S. HARDIN, JR.
----------------------------------           Director                                   December 3, 1998
Joseph S. Hardin, Jr.


/s/ ALAN J. BERNON
----------------------------------           Director                                   December 3, 1998
Alan J. Bernon


/s/ DELTON C. PARKS
----------------------------------           Director                                   December 3, 1998
Delton C. Parks


/s/ JOHN R. MUSE
----------------------------------           Director                                   December 3, 1998
John R. Muse


/s/ JIM L. TURNER
----------------------------------           Director                                   December 3, 1998
Jim L. Turner

                               INDEX TO EXHIBITS




EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

    5.1*     Opinion of Hughes & Luce, L.L.P.

    23.1*    Consent of Hughes & Luce, L.L.P. (contained in Exhibit 5.1)

    23.2*    Consent of Deloitte & Touche, LLP

    23.3*    Consent of Arthur Andersen LLP

    23.4*    Consent of KPMG Peat Marwick LLP

    24.1*    Power of Attorney (contained on signature page)

__________________

*    Filed herewith